UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2013

Northumberland Resources, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	333-165373	98-0628594
(State or other	(Commission File	(IRS Employer
Jurisdiction	Number)	Identification Number)
of incorporation)

701 N. Green Valley Pkwy, #200-258, Henderson, NV	89074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 335-0356

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective January 1, 2013, Chris Knowles resigned from our board of directors. There was no disagreement between Mr. Knowles and our company’s policies or procedures.

FortunatoVillamagna, and Peter Hewitt will continue to serve as directors of the Company.

Exhibits

No.	Exhibits

99	Resignation.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated January 2, 2013

Northumberland Resources, Inc.

By:	/s/ FortunatoVillamagna
FortunatoVillamagna, President

Exhibits

No.	Exhibits

99	Resignation.